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                            FORM 8-K.--CURRENT REPORT
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) August 17, 2000
                                          --------------------------------------
                             Harris Financial, Inc.
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             (Exact name of registrant as specified in its charter)

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
               Pennsylvania                          0-22399                         23-2889833
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
(State or other jurisdiction incorporation)  (Commission File Number)  (IRS Employer of Identification No.)

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    235 N. Second Street, Harrisburg, PA                       17101
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  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code               (717) 236-4041
                                                                 ---------------

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         (former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant
         None

Item 2.  Acquisition or Disposition of Assets
         None

Item 3.  Bankruptcy or Receivership
         None

Item 4.  Changes in Registrant's Certifying Account
         None

Item 5.  Other Events
               On August 17, 2000, Harris Financial announced that David E. Zuern, Secretary of Banking of the Commonwealth of Pennsylvania, has accepted the position of President and Chief Operating Officer of Harris Financial and Harris Savings Bank. In this position, Mr. Zuern will report to Mr. Pearson, who will continue to serve as Chief Executive Officer. Mr. Zuern has served as Secretary of Banking since June 1999, and from 1993 through 1998 served as President and Chief Executive Officer of PNC Bank, Northwest Pennsylvania. Harris Financial expects that Mr. Zuern will begin his employment with Harris Financial and Harris Savings Bank in September 2000. The Boards of Directors of Harris Financial and Harris Savings Bank will be increased to 11 members and Mr. Zuern will be appointed as a member of each board. If approved by the OTS, the Boards of Directors of Waypoint Financial and Waypoint Bank will consist of 18 directors, including Mr. Zuern, following the merger.
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               Harris Financial, Inc.'s wholly owned subsidiary Harris Savings
               Bank held assets of $2.8 billion as of June 30, 2000. Harris Savings Bank is headquartered in Harrisburg, Pennsylvania and operates 38 branches in southcentral Pennsylvania and northern Maryland.

Item 6.  Resignations of Registrant's Directors
         None

Item 7.  Financial Statements and Exhibits
         a.   Financial Statements
              None
         b.   Exhibits
              None

Item 8.  Changes in Fiscal Year
         None

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         None
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Harris Financial, Inc.
                                       ----------------------------------------
                                                    (Registrant)

       August 21, 2000                           /s/ James L. Durrell
--------------------------------       ----------------------------------------
           (Date)                                   (Signature)*
                                                 James L. Durrell,
                                                      EVP/CFO


* Print name and title of the signing officer under his signature.